UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2009

WEBSENSE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-30093	#51-0380839
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10240 Sorrento Valley Road, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 320-8000

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

(a) On July 28, 2009, Websense, Inc. (“Websense” or the “Company”) issued the press release attached hereto as Exhibit 99.1 announcing that, on July 26, 2009, the Company entered into an employment agreement with Arthur S. Locke III (the “Agreement”). Pursuant to the Agreement, Mr. Locke will serve as Senior Vice President, Chief Financial Officer of Websense, with employment commencing on a full-time basis on July 31, 2009, and continuing at will until either party gives notice of termination.

Under the Agreement, Mr. Locke will receive a base salary at an annual rate of $350,000. Mr. Locke will be eligible to receive an annual performance bonus (“Bonus”) of up to 50% of his annual base salary, based upon the Company’s achievement of billings and operating income targets as may be established by the Compensation Committee of the Company’s Board of Directors. For 2009, the Bonus is guaranteed on a pro-rata basis. On the Company’s quarterly restricted stock unit grant date of August 10, 2009 (the “Grant Date”), Mr. Locke will be granted 105,000 restricted stock units for the Company’s common stock pursuant to the Company’s 2009 Equity Incentive Plan (the “RSUs”). 100,000 of the RSUs vest as follows: 25% vest on the one-year anniversary of the Grant Date and the remaining 75% vest semi-annually for the following three year period. The remaining 5,000 of the RSUs, which are intended to offset certain of Mr. Locke’s relocation expenses, vest as follows: 50% vest on the one-year and two-year anniversaries, respectively, of the Grant Date.

Mr. Locke is eligible to participate in the Company’s standard benefit plans for executives, which include life, long-term disability, dental, vision and medical insurance and an optional 401(k) savings plan, Employee Stock Purchase Plan, cafeteria (flex 125) plan, health club discount membership, and Employee Assistance Plan. The Agreement also provides for the reimbursement and offset of relocation and temporary housing expenses of up to $200,000.

Pursuant to the Agreement, if Websense terminates Mr. Locke’s employment without cause (a “Termination Event”), Mr. Locke is entitled to a separation payment in the form of six months of his annual base salary in effect as of the date of such termination paid in six (6) equal monthly installments, less standard deductions and withholdings. The above severance benefit is contingent upon Mr. Locke providing the Company with a fully-effective waiver and release of claims in a form satisfactory to the Company and his compliance with the Company’s standard non-competition and non-solicitation requirements. Cause is defined in the Agreement.

Mr. Locke will also be a participant in the Company’s Officer Change in Control Severance Benefit Plan (the “Severance Plan”). Under the Severance Plan, Mr. Locke is entitled to receive severance benefits if his employment with the Company is involuntarily terminated without Cause (as defined in the Severance Plan) or if he voluntarily resigns with Good Reason, as defined in Mr. Locke’s participation agreement, during the period beginning two months prior to a specified Change in Control (as defined in the Severance Plan) and ending 18 months following a Change in Control.

The foregoing is a summary description of the terms and conditions of the Agreement and is qualified in its entirety by the text of the Agreement, a copy of which is filed with the Securities and Exchange Commission as Exhibit 10.1 hereto, and the text of the Severance Plan and participation agreement filed as an Exhibit to the Company’s Current Report on Form 8-K filed on July 23, 2008 and incorporated herein by reference.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 28, 2009, the Company issued a press release announcing its financial results for the quarter ended June 30, 2009. A copy of the press release is attached as Exhibit 99.2. The information in this Item and the exhibit attached hereto are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item and the exhibit attached hereto shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, whether filed before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) On July 26, 2009, in order to hire Mr. Locke as the Company’s Chief Financial Officer, Douglas C. Wride resigned from his position as the Company’s Chief Financial Officer, effective as of July 31, 2009. Mr. Wride will remain Chief Operating Officer of the Company.

(c) Please see Item 1.01 above.

On July 28, 2009, Websense announced that Arthur S. Locke III, age 45, has been appointed as the Company’s Senior Vice President, Chief Financial Officer, effective as of July 31, 2009. Mr. Locke was previously employed by MicroStrategy Incorporated, a publicly traded worldwide provider of business intelligence software and services, from January 2001 to March 2009, ultimately serving as Executive Vice President, Finance and Chief Financial Officer. Mr. Locke is a certified public accountant and received a Bachelor of Science in Business Administration in Accounting and Computer Systems from American University. The Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K.

ITEM 8.01. OTHER INFORMATION

On July 22, 2009, the Company’s Board of Directors approved an amendment to the 2000 Employee Stock Purchase Plan (the “ESPP”) to (a) eliminate the April 2010 termination date and (b) eliminate the automatic annual increases in the shares of common stock available for issuance under the ESPP after January 2010 (which is the final stockholder-approved increase in shares under the ESPP). The amendment is effective immediately following the close of the current purchase interval on October 30, 2009 and the ESPP, as amended, is attached as Exhibit 99.3 to this current report on Form 8-K and incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits.

Number	Description
10.1	Employment Agreement, effective July 26, 2009 between Websense, Inc. and Arthur Locke.

99.1	Press release issued by Websense, Inc. on July 28, 2009 relating to its Chief Financial Officer.

99.2	Press release issued by Websense, Inc. on July 28, 2009 relating to financial results.

99.3	2000 Employee Stock Purchase Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSENSE, INC.

Date: July 28, 2009	/s/ Douglas C. Wride
Douglas C. Wride
Chief Financial Officer (principal financial and accounting officer)

INDEX TO EXHIBITS

Number	Description
10.1	Employment Agreement, effective July 26, 2009 between Websense, Inc. and Arthur Locke.

99.1	Press release issued by Websense, Inc. on July 28, 2009 relating to its Chief Financial Officer.

99.2	Press release issued by Websense, Inc. on July 28, 2009 relating to financial results.

99.3	2000 Employee Stock Purchase Plan, as amended.